EXHIBIT 32.1


                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Current Report on Form 8-K (the "Report") by Kiwa Bio-Tech Products Group Corporation (the "Registrant"), the undersigned hereby certifies that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




     Date:    October 8, 2004                      /s/ WEI LI
                                            By:
                                                   -----------------------------
                                                   Wei Li
                                                   Chief Executive Officer




     Date:    October 8, 2004                      /s/ LIAN-JUN LUO
                                            By:
                                                   -----------------------------
                                                   Lian-jun Luo
                                                   Chief Financial Officer